Exhibit 99.3

CONNEXA HAS CLOSED THE ACQUISITION OF A FURTHER 50% OF YYEM AND CONFIRMS THAT TRADING OF THE POST-ACQUISITION YYAI WILL COMMENCE FRIDAY, NOVEMBER 22, 2024

Windsor Mills, Nov. 21, 2024 (GLOBE NEWSWIRE) — Connexa Sports Technologies Inc. (Nasdaq:YYAI) is pleased to announce that it has closed the acquisition of a further 50% ownership stake in Yuanyu Enterprise Management Co., Limited (YYEM), a Hong Kong-based entity focused on the global Love and Marriage sector, taking its overall stake in YYEM to 70% and received Nasdaq confirmation that post-acquisition trading of YYAI will commence at the market opening tomorrow morning on November 22, 2024.

As a result of the acquisition, Connexa has now undergone a change of control, appointed new officers, new directors, and effected a spin-off of the Slinger Bag business.

“We would like to thank all of our shareholders and directors for their support in the acquisition of YYEM and we wish YYEM and Connexa’s new board every success for the future,” concluded Mike Ballardie, the former CEO of Connexa.

Mr. Zhou, Chairman of YYEM and a new member of Connexa’s Board of Directors, commented, “I thank the outgoing directors for their service to Connexa and look forward to an exciting future as we take the company forward into the Love and Marriage sector.”

About YYAI:

Connexa Sports Technologies Inc. (YYAI), via its majority-owned subsidiary, Yuanyu Enterprise Management Co., Limited, operates across the rapidly emerging Love and Marriage sector. Yuanyu Enterprise Management Co., Limited owns numerous patents, technologies and algorithms that drive its big data and matchmaking analyses, deriving its current revenues from royalties.

YYAI Contact Information:

info@yuanyuenterprise.com

www.yuanyuenterprise.com

Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates, expectations and projections at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described in this press release include, among others:

●	the risks associated with the company’s relatively low public float, which may result in the company’s common stock experiencing significant price volatility;

●	the effects that the closed acquisition of YYEM and the closed spin-off of the Slinger Bag business may have on the Company and its current or future business and on the price of the common stock;

●	uncertainties regarding the company’s focus, strategic plans and other management actions;

●	the risks associated with potential litigation related to the closed acquisition of YYEM and the closed spin-off of the Slinger Bag business or related to any possible subsequent financing transactions or acquisitions or investments;

●	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

●	other factors, including those set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended April 30, 2024 and subsequent Quarterly Report on Form 10-Q.

Forward-looking statements included in this report speak only as of the date each statement is made. Neither the company nor any person undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.